Exhibit 99.2

                        SOUTHCOAST FINANCIAL CORPORATION
                       ENDORSEMENT SPLIT DOLLAR AGREEMENT

         This ENDORSEMENT SPLIT DOLLAR AGREEMENT (this "Agreement") is entered into as of this day of , by and between Southcoast Financial Corporation, a South Carolina corporation ("Southcoast"), and ______________, a director of Southcoast (the "Director").

         WHEREAS, to encourage the Director to remain a director of Southcoast, Southcoast is willing to divide the death proceeds of a life insurance policy on the Director's life, and

         WHEREAS, Southcoast will pay life insurance premiums from its general assets.

         NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

                                    ARTICLE 1
                               GENERAL DEFINITIONS

         Capitalized terms not otherwise defined in this Agreement are used herein as defined in the January 1, 2008 Director Retirement Agreement between Southcoast Community Bank, a wholly owned subsidiary of Southcoast, and the Director. The following terms shall have the meanings specified.

         1.1 "Administrator" means the administrator described in Article 7.

         1.2 "Director's Interest" means the benefit set forth in section 2.2.

         1.3 "Insured" means the Director.

         1.4 "Insurer" means each life insurance carrier for which there is a Split Dollar Policy Endorsement attached to this Agreement.

         1.5 "Net Death Proceeds" means the total death proceeds of the Policy minus the cash surrender value immediately before the Director's death.

         1.6 "Policy" means the specific life insurance policy or policies issued by the Insurer.

         1.7 "Split Dollar Policy Endorsement" means the form required by the Administrator or the Insurer to indicate the Director's interest, if any, in a Policy on the Director's life.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

         2.1 Southcoast Ownership. Southcoast is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. Southcoast shall be the beneficiary of the remaining death proceeds of the Policy after the Director's interest is paid according to section 2.2 below.

         2.2 Death Benefit. Provided the Director's death occurs (x) before the earlier of the date of the Director's Separation from Service or the date on which the Director attains age 70 or (y) after a Change in Control that occurs before the Director's Separation from Service, at the Director's death the Director's beneficiary designated in accordance with the Split Dollar Policy Endorsement shall be entitled to the lesser of (x) $250,000 or (y) 100% of the Net Death Proceeds (the "Director's Interest"). Unless a Change in Control occurs before the Director's Separation from Service, the Director's Interest shall be extinguished at the earlier of the date of the Director's Separation from Service or the date on which the Director attains age 70 and the Director's beneficiary shall be entitled to no benefits under this Agreement for the Director's death occurring thereafter. If a Change in Control occurs before the Director's Separation from Service, at the Director's death the Director's beneficiary designated in accordance with the Split Dollar Policy Endorsement shall be entitled to the Director's Interest whether the Director dies before or after Separation from Service. The Director shall have the right to designate the beneficiary of the Director's Interest.

         2.3 Comparable Coverage. Southcoast shall maintain the Policy in full force and effect. Southcoast may not amend, terminate, or otherwise abrogate the Director's interest in the Policy unless Southcoast replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and executes a new split dollar agreement and endorsement for the comparable insurance policy. The Policy or any comparable policy shall be subject to claims of Southcoast's creditors.

         2.4 Internal Revenue Code Section 1035 Exchanges. The Director recognizes and agrees that Southcoast may after this Agreement is adopted wish to exchange the Policy of life insurance on the Director's life for another contract of life insurance insuring the Director's life. Provided that the Policy is replaced or intended to be replaced with a comparable policy of life insurance, the Director agrees to provide medical information and cooperate with medical insurance-related testing required by a prospective insurer for implementing the Policy or, if necessary, for modifying or updating to a comparable insurer.

                                    ARTICLE 3
                                    PREMIUMS

         3.1 Premium Payment. Southcoast shall pay any premiums due on the Policy.

         3.2 Economic Benefit. The Administrator shall annually determine the economic benefit attributable to the Director based on the life insurance premium factor for the Director's age multiplied by the aggregate death benefit payable to the Director's beneficiary. The "life insurance premium factor" is the minimum factor applicable under guidance published pursuant to Treasury Reg.
section 1.61-22(d)(3)(ii) or any subsequent authority.

         3.3 Imputed Income. (a) Southcoast shall impute the economic benefit to the Director on an annual basis, by adding the economic benefit to the Director's W-2, or if applicable, Form 1099.

                                    ARTICLE 4
                                   ASSIGNMENT

         The Director may irrevocably assign without consideration all of the Director's interest in the Policy and in this Agreement to any person, entity, or trust established by the Director or the Director's spouse. If the Director transfers all of the Director's interest in the Policy, all of the Director's interest in the Policy and in the Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder and the Director shall have no further interest in this Agreement.

                                    ARTICLE 5
                                     INSURER

         The Insurer shall be bound by the terms of the Policy only. The Insurer shall not be bound by the provisions of this Agreement.

                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 Claims Procedure. Southcoast shall notify any person or entity that makes a claim for benefits under this Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If Southcoast determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (w) the specific reasons for the denial, (x) a specific reference to the provisions of the Agreement on which the denial is based, (y) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (z) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Claimant wishes to have the claim reviewed. If Southcoast determines that there are special circumstances requiring additional time to make a decision, Southcoast shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

         6.2 Review Procedure. If the Claimant is determined by Southcoast not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have such claim reviewed by Southcoast by filing a petition for review with Southcoast within 60 days after receipt of the notice issued by Southcoast. The petition shall state the specific reasons the Claimant believes entitle him or her to benefits or to greater or different benefits. Within 60 days after receipt by Southcoast of the petition, Southcoast shall give the Claimant (and counsel, if any) an opportunity to present his or her position to Southcoast verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. Southcoast shall notify the Claimant of its decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60 days at the election of Southcoast, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           ADMINISTRATION OF AGREEMENT

         7.1 Administrator Duties. This Agreement shall be administered by an Administrator, which shall consist of Southcoast's board of directors or such committee as the board shall appoint. The Director may not be a member of the Administrator. The Administrator shall have the discretion and authority to (x) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and (y) decide or resolve any and all questions that may arise, including interpretations of this Agreement.

         7.2 Agents. In the administration of this Agreement, the Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel, who may be counsel to Southcoast.

         7.3 Binding Effect of Decisions. The decision or action of the Administrator concerning any question arising out of the administration, interpretation, and application of this Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Agreement.

         7.4 Indemnification of Administrator. Southcoast shall indemnify and hold harmless the members of the Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Agreement, except in the case of willful misconduct by the Administrator or any of its members.

         7.5 Information. To enable the Administrator to perform its functions, Southcoast shall supply full and timely information to the Administrator on all matters relating to the date and circumstances of the retirement, death, or Separation from Service of the Director, and such other pertinent information as the Administrator may reasonably require.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Amendment and Termination of Agreement. This Agreement may be amended or terminated solely by a written agreement signed by Southcoast and the Director. However, this Agreement shall terminate upon the first to occur of (x) distribution of the death benefit proceeds in accordance with section 2.2 above, or (y) the earlier of the date of the Director's Separation from Service or the date on which the Director attains age 70, except that this Agreement shall not terminate if a Change in Control occurs before the Director's Separation from Service (provided the Separation from Service does not occur after the Director attains age 70), or (z) termination of the January 1, 2008 Director Retirement Agreement between Southcoast Community Bank and the Director under Article 5 of that agreement.

         8.2 Binding Effect. This Agreement shall bind the Director and Southcoast and their beneficiaries, survivors, executors, administrators, and transferees, and any Policy beneficiary.

         8.3 No Guarantee of Service. This Agreement is not a contract for services. It does not give the Director the right to remain a Director of Southcoast nor does it interfere with the right of the Board not to nominate the Director for reelection to the Board, the right of Southcoast's shareholders not to re-elect the Director or the right of the shareholders or the Board to remove an individual as a director of Southcoast. The Agreement also does not require the Director to remain a director or interfere with the Director's right to terminate service at any time.

         8.4 Successors; Binding Agreement. By an assumption agreement in form and substance satisfactory to the Director, Southcoast shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of Southcoast to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Southcoast would be required to perform this Agreement had no succession occurred.

         8.5 Applicable Law. This Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of South Carolina, except to the extent preempted by the laws of the United States of America.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement between Southcoast and the Director concerning the subject matter. No rights are granted to the Director under this Agreement other than those specifically set forth.

         8.7 Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held invalid, and each such other provision shall continue in full force and effect to the full extent consistent with law. If any provision of this Agreement is held invalid in part, such invalidity shall not affect the remainder of the provision not held invalid, and the remainder of the provision together with all other provisions of this Agreement shall continue in full force and effect to the full extent consistent with law.

         8.8 Headings. Headings and subheadings herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

         8.9 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice. Unless otherwise changed by notice, notice shall be properly addressed to the Director if addressed to the address of the Director on the books and records of Southcoast at the time of the delivery of such notice, and properly addressed to Southcoast if addressed to the board of directors, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mount Pleasant, South Carolina 29464.

         IN WITNESS WHEREOF, the Director and a duly authorized representative of Southcoast have executed this Endorsement Split Dollar Agreement as of the date first written above.

DIRECTOR:                                   SOUTHCOAST:
                                            Southcoast Financial Corporation
____________________________
                                            By:_____________________________

                                            Its:

           AGREEMENT TO COOPERATE WITH INSURANCE UNDERWRITING INCIDENT
                 TO INTERNAL REVENUE CODE SECTION 1035 EXCHANGE

         I acknowledge that I have read the Endorsement Split Dollar Agreement and agree to be bound by its terms, particularly the covenant on my part set forth in section 2.4 of the Endorsement Split Dollar Agreement to provide medical information and cooperate with medical insurance-related testing required by an insurer to issue a comparable insurance policy to cover the benefit provided under this Endorsement Split Dollar Agreement.


---------------------------------                   ----------------------------
Witness

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured:          ______________
Insurer:          Lincoln Benefit Life Insurance Company
Policy No.:       ______________

         According to the terms of the Southcoast Financial Corporation Endorsement Split Dollar Agreement dated as of , 2007, the undersigned Owner requests that the above-referenced policy issued by the Insurer provide for the following beneficiary designation and limited contract ownership rights to the
Insured:

         1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of the Owner's interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

         2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

--------------------------------------------------------------------------------
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER
--------------------------------------------------------------------------------
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER


The exclusive rights to change the beneficiary for the proceeds payable under this paragraph and to assign all rights and interests granted under this paragraph 2 are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

         3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

         4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

         5. This Split Dollar Policy Endorsement supersedes and replaces all prior endorsements of the Insured relating to the above-referenced policy issued by the Insurer.

         6. The exercise by the Owner of the right to surrender the policy shall terminate the rights of the Insured.

         7. The Owner of the policy is Southcoast Financial Corporation. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in paragraph 2 of this Split Dollar Policy Endorsement.

         The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

         Signed at Mt. Pleasant, South Carolina this ___ day of _____________, 2007.

INSURED:                                     OWNER:
                                             Southcoast Financial Corporation


                                             By: _____________________________

_____________________________                Its:_____________________________